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                       SERVICE REQUEST                        Exhibit (e) (5)



                                                     AG PLATINUM CHOICE VUL
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                                                      AMERICAN GENERAL LIFE

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AG PLATINUM CHOICE VUL - FIXED OPTION                   MFS(R) Variable Insurance Trust
 . Division 301 - AGL Declared Fixed Interest Account    . Division 722 - New Discovery
AG PLATINUM CHOICE VUL - VARIABLE DIVISIONS              . Division 723 - Research
The Alger Portfolios                                    Neuberger Berman Advisers Management Trust
 . Division 702 - Alger Capital Appreciation             . Division 725 - Mid Cap Growth
American Century(R) Variable Portfolios, Inc.           Oppenheimer Variable Account Funds
 . Division 704 - Value                                  . Division 727 - Global
American Funds Insurance Series(R)                      PIMCO Variable Insurance Trust
 . Division 681 - Asset Allocation/SM/                   . Division 728 - CommodityRealReturn(R) Strategy
 . Division 682 - Global Growth/SM/                      . Division 732 - Global Bond (Unhedged)
 . Division 683 - Growth/SM/                             . Division 729 - Real Return
 . Division 684 - Growth-Income/SM/                      . Division 730 - Short-Term
 . Division 685 - High-Income Bond/SM/                   . Division 731 - Total Return
 . Division 686 - International/SM/                     Seasons Series Trust
Anchor Series Trust                                      . Division 690 - Mid Cap Value
 . Division 687 - Capital Appreciation                  SunAmerica Series Trust
 . Division 688 - Government and Quality Bond            . Division 737 - Balanced
Fidelity(R) Variable Insurance Products                 VALIC Company I
 . Division 708 - Contrafund(R)                          . Division 696 - Dynamic Allocation
 . Division 709 - Equity-Income                          . Division 691 - Emerging Economies
 . Division 713 - Growth                                 . Division 692 - Foreign Value
 . Division 714 - Mid Cap                                . Division 738 - International Equities Index
 . Division 689 - Government Money Market                . Division 739 - Mid Cap Index
Franklin Templeton Variable Insurance Products Trust     . Division 741 - Nasdaq-100(R) Index
 . Division 716 - Franklin Mutual Shares VIP             . Division 742 - Science and Technology
 . Division 715 - Franklin Small Cap Value VIP           . Division 743 - Small Cap Index
Invesco Variable Insurance Funds                         . Division 744 - Stock Index
 . Division 701 - Invesco V.I. Global Real Estate       VALIC Company II
 . Division 745 - Invesco V.I. Growth and Income         . Division 693 - Mid Cap Value
 . Division 700 - Invesco V.I. International Growth      . Division 694 - Socially Responsible
Janus Aspen Series                                       . Division 695 - Strategic Bond
 . Division 719 - Enterprise
 . Division 717 - Forty
JPMorgan Insurance Trust
 . Division 925 - Core Bond
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                                            [BARCODE]        AGLC107952 Rev1115

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LOGO [AIG]                                                VARIABLE UNIVERSAL LIFE INSURANCE
                                                                            SERVICE REQUEST

                                                       COMPLETE AND RETURN THIS REQUEST TO:
                                                               Variable Life Service Center
                                                   PO Box 305600 . Nashville, TN 37230-5600
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")            800-340-2765 . Fax: 713-620-6653
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[_] POLICY         1.   POLICY #: _______________________________ Insured:_______________________________________________
    IDENTIFICATION      Address: ______________________________________________________________ New Address (yes) (no)
                        Primary Owner (If other than an insured): _____________________________
COMPLETE THIS SECTION   Address: ______________________________________________________________ New Address (yes) (no)
FOR ALL REQUESTS.       Primary Owner's S.S. No. or Tax I.D. No. ______________Phone Number: (    )_______-_________
                        Joint Owner (If applicable): __________________________________________
                        Address: ______________________________________________________________ New Address (yes) (no)

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[_] NAME CHANGE    2.   Change Name Of: (Circle One)   Insured   Owner   Payor   Beneficiary

Complete this section   Change Name From: (First, Middle, Last)         Change Name To: (First, Middle, Last)
if the name of one of   __________________________________________      ________________________________________________
the Insured, Owner,
Payor or Beneficiary    Reason for Change: (Circle One)  Marriage  Divorce  Correction  Other (Attach copy of legal proof)
has changed. (Please
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).

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[_] CHANGE IN      3.   INVESTMENT DIVISION                      PREM % DED %  INVESTMENT DIVISION            PREM %   DED %
    ALLOCATION
    PERCENTAGES         (301) AGL Declared Fixed                               MFS(R) Variable Insurance
                              Interest Account                   ______ ______ Trust
Use this section to     The Alger Portfolios                                   (722) New Discovery*           ______  ______
indicate how premiums   (702) Alger Capital                                    (723) Research                 ______  ______
or monthly deductions         Appreciation                       ______ ______ Neuberger Berman Advisers
are to be allocated.    American Century(R) Variable                           Management Trust
Total allocation in     Portfolios, Inc.                                       (725) Mid Cap Growth           ______  ______
each column must equal  (704) Value                              ______ ______ Oppenheimer Variable Account
100%; whole numbers     American Funds Insurance Series(R)                     Funds
only.                   (681) Asset Allocation/SM/               ______ ______ (727) Global*                  ______  ______
                        (682) Global Growth/SM/*                 ______ ______ PIMCO Variable Insurance Trust
                        (683) Growth/SM/                         ______ ______ (728) CommodityRealReturn(R)
*If you have elected    (684) Growth-Income/SM/                  ______ ______       Strategy*                ______  ______
the Guaranteed Minimum  (685) High-Income Bond/SM/               ______ ______ (732) Global Bond (Unhedged)   ______  ______
Death Benefit (GMDB)    (686) International/SM/*                 ______ ______ (729) Real Return              ______  ______
Rider, there are        Anchor Series Trust                                    (730) Short-Term               ______  ______
investment              (687) Capital Appreciation               ______ ______ (731) Total Return             ______  ______
requirements for these  (688) Government and Quality                           Seasons Series Trust
investment options.           Bond                               ______ ______ (690) Mid Cap Value            ______  ______
Please refer to the     Fidelity(R) Variable Insurance Products                SunAmerica Series Trust
prospectus.             (708) Contrafund(R)                      ______ ______ (737) Balanced                 ______  ______
                        (709) Equity-Income                      ______ ______ VALIC Company I
                        (713) Growth                             ______ ______ (696) Dynamic Allocation*      ______  ______
                        (714) Mid Cap                            ______ ______ (691) Emerging Economies*      ______  ______
                        (689) Government Money Market            ______ ______ (692) Foreign Value*           ______  ______
                        Franklin Templeton Variable Insurance                  (738) International Equities
                        Products Trust                                               Index*                   ______  ______
                        (716) Franklin Mutual Shares                           (739) Mid Cap Index            ______  ______
                              VIP                                ______ ______ (741) Nasdaq-100(R) Index      ______  ______
                        (715) Franklin Small Cap                               (742) Science and Technology*  ______  ______
                              Value VIP*                         ______ ______ (743) Small Cap Index*         ______  ______
                        Invesco Variable Insurance Funds                       (744) Stock Index              ______  ______
                        (701) Invesco V.I. Global                              VALIC Company II
                              Real Estate*                       ______ ______ (693) Mid Cap Value            ______  ______
                        (745) Invesco V.I. Growth and                          (694) Socially Responsible     ______  ______
                              Income                             ______ ______ (695) Strategic Bond           ______  ______
                        (700) Invesco V.I.                                     Other:______________________   ______  ______
                              International Growth*              ______ ______                                  100%     100%
                        Janus Aspen Series
                        (719) Enterprise                         ______ ______
                        (717) Forty                              ______ ______
                        JPMorgan Insurance Trust
                        (925) Core Bond                          ______ ______
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                                Page 2 of 5    [BARCODE]    AGLC107952 Rev1115

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[_] MODE OF PREMIUM     4.   Indicate frequency and premium amount desired:  $ _____ Annual  $ _____ Semi-Annual  $_____ Quarterly
    PAYMENT/BILLING
    METHOD CHANGE                                                            $ _______ Monthly (Bank Draft Only)

Use this section to change   Indicate billing method desired: ______ Direct Bill ______ Pre-Authorized Bank Draft
the billing frequency                                                                   (attach a Bank Draft
and/or method of premium                                                                Authorization Form and "Void" Check)
payment. Note, however,
that AGL will not bill you   Start Date: ______/ ______/ ______
on a direct monthly basis.
Refer to your policy and
its related prospectus for
further information
concerning minimum premiums
and billing options.

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[_] LOST POLICY         5.   I/we hereby certify that the policy of insurance for the listed policy has been ____ LOST
    CERTIFICATE              ____ DESTROYED ____ OTHER.

Complete this section if     Unless I/we have directed cancellation of the policy, I/we request that a:
applying for a Certificate
of Insurance or duplicate             ______Certificate of Insurance at no charge
policy to replace a lost or
misplaced policy. If a full           ______Full duplicate policy at a charge of $25
duplicate policy is being
requested, a check or money  be issued to me/us. If the original policy is located, I/we will return the Certificate or
order for $25 payable to     duplicate policy to AGL for cancellation.
AGL must be submitted with
this request.

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[_] DOLLAR COST         6.   Day of the month for transfers__________ (Choose a day of the month between 1-28)
    AVERAGING (DCA)
    ($5,000 MINIMUM          Frequency of transfers: ______ Monthly ______ Quarterly ______ Semi-Annually ______ Annually
    BEGINNING
    ACCUMULATION             DCA to be made from the following investment option: ______________________________________
    VALUE)
                             Transfer: $ ______________________ ($100 minimum, whole dollars only)
An amount can be
systematically transferred   (301) AGL Declared Fixed Interest       $ ______    MFS(R) Variable Insurance Trust
from any one investment            Account                                       (722) New Discovery                    $ ______
option and directed to one   The Alger Portfolios                                (723) Research                         $ ______
or more of the investment    (702) Alger Capital Appreciation        $ ______    Neuberger Berman Advisers
options below. The AGL       American Century(R) Variable                        Management Trust
Declared Fixed Interest      Portfolios, Inc.                                    (725) Mid Cap Growth                   $ ______
Account is not available     (704) Value                             $ ______    Oppenheimer Variable Account Funds
for DCA. Please refer to     American Funds Insurance Series(R)                  (727) Global                           $ ______
the prospectus for more      (681) Asset Allocation/SM/              $ ______    PIMCO Variable Insurance Trust
information on the DCA       (682) Global Growth/SM/                 $ ______    (728) CommodityRealReturn(R) Strategy  $ ______
option.                      (683) Growth/SM/                        $ ______    (732) Global Bond (Unhedged)           $ ______
                             (684) Growth-Income/SM/                 $ ______    (729) Real Return                      $ ______
NOTE: DCA is not available   (685) High-Income Bond/SM/              $ ______    (730) Short-Term                       $ ______
if the Automatic             (686) International/SM/                 $ ______    (731) Total Return                     $ ______
Rebalancing option or GMDB   Anchor Series Trust                                 Seasons Series Trust
Rider has been elected.      (687) Capital Appreciation              $ ______    (690) Mid Cap Value                    $ ______
                             (688) Government and Quality Bond       $ ______    SunAmerica Series Trust
                             Fidelity(R) Variable Insurance                      (737) Balanced                         $ ______
                             Products                                            VALIC Company I
                             (708) Contrafund(R)                     $ ______    (696) Dynamic Allocation               $ ______
                             (709) Equity-Income                     $ ______    (691) Emerging Economies               $ ______
                             (713) Growth                            $ ______    (692) Foreign Value                    $ ______
                             (714) Mid Cap                           $ ______    (738) International Equities Index     $ ______
                             (689) Government Money Market           $ ______    (739) Mid Cap Index                    $ ______
                             Franklin Templeton Variable Insurance               (741) Nasdaq-100(R) Index              $ ______
                             Products Trust                                      (742) Science and Technology           $ ______
                             (716) Franklin Mutual Shares VIP        $ ______    (743) Small Cap Index                  $ ______
                             (715) Franklin Small Cap Value VIP      $ ______    (744) Stock Index                      $ ______
                             Invesco Variable Insurance Funds                    VALIC Company II
                             (701) Invesco V.I. Global Real Estate   $ ______    (693) Mid Cap Value                    $ ______
                             (745) Invesco V.I. Growth and Income    $ ______    (694) Socially Responsible             $ ______
                             (700) Invesco V.I. International        $ ______    (695) Strategic Bond                   $ ______
                                   Growth                                        Other: ________________________        $ ______
                             Janus Aspen Series
                             (719) Enterprise                        $ ______
                             (717) Forty                             $ ______
                             JPMorgan Insurance Trust
                             (925) Core Bond                         $ ______

                             ______ INITIAL HERE TO REVOKE DCA ELECTION.

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                                Page 3 of 5    [BARCODE]    AGLC107952 Rev1115

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[_] AUTOMATIC      7.     Indicate frequency: ______ Quarterly ______ Semi-Annually ______ Annually
    REBALANCING
                                        (DIVISION NAME OR NUMBER)                         (DIVISION NAME OR NUMBER)
($5,000 minimum
accumulation value) Use   ________% : ___________________________________   ________% :___________________________________
this section to apply
for or make changes to    ________% : ___________________________________   ________% :___________________________________
Automatic Rebalancing of
the variable divisions.   ________% : ___________________________________   ________% :___________________________________
Please refer to the
prospectus for more       ________% : ___________________________________   ________% :___________________________________
information on the
Automatic Rebalancing     ________% : ___________________________________   ________% :___________________________________
Option.
                          ________% : ___________________________________   ________% :___________________________________
Note: Automatic
Rebalancing is not        ________% : ___________________________________   ________% :___________________________________
available if the Dollar
Cost Averaging option     ________% : ___________________________________   ________% :___________________________________
has been chosen.
Automatic Rebalancing is  ________% : ___________________________________   ________% :___________________________________
required if the GMDB
Rider has been elected.   ________% : ___________________________________   ________% :___________________________________

                          ________% : ___________________________________   ________% :___________________________________

                          ____________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.

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[_] AUTHORIZATION   8.    I ( or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service
    FOR TRANSACTIONS      instructions, if elected, to transfer values among the Variable Divisions and AGL Declared Fixed
                          Interest Account and to change allocations for future premium payments and monthly deductions.
Complete this section if
you are applying for or
revoking current          Initial the designation you prefer:
telephone or e-service    ______ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
privileges.               ______ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.


                          AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors.
                          AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.


                            ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                            ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

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[_] CORRECT AGE     9.    Name of Insured for whom this correction is submitted:____________________________________

Use this section to       Correct DOB: ________/________/________
correct the age of any
person covered under
this policy. Proof of
the correct date of
birth must accompany
this request.

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[_] TRANSFER OF    10.                                      (DIVISION NAME OR NUMBER)      (DIVISION NAME OR NUMBER)
    ACCUMULATED
    VALUES                Transfer $ ______ or ______% from ____________________________ to ___________________________.

Use this section if you   Transfer $ ______ or ______% from ____________________________ to ___________________________.
want to transfer money
between divisions. The    Transfer $ ______ or ______% from ____________________________ to ___________________________.
minimum amount for
transfers is $500.00.     Transfer $ ______ or ______% from ____________________________ to ___________________________.
Withdrawals from the AGL
Declared Fixed Interest   Transfer $ ______ or ______% from ____________________________ to ___________________________.
Account to a Variable
Division may only be      Transfer $ ______ or ______% from ____________________________ to ___________________________.
made within the 60 days
after a policy            Transfer $ ______ or ______% from ____________________________ to ___________________________.
anniversary. See
transfer limitations      Transfer $ ______ or ______% from ____________________________ to ___________________________.
outlined in prospectus.
If a transfer causes the  Transfer $ ______ or ______% from ____________________________ to ___________________________.
balance in any division
to drop below $500, AGL   Transfer $ ______ or ______% from ____________________________ to ___________________________.
reserves the right to
transfer the remaining
balance. Amounts to be
transferred should be
indicated in dollar or
percentage amounts,
maintaining consistency
throughout.

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                               Page 4 of 5     [BARCODE]    AGLC107952 Rev1115

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[_] ELECTRONIC     11.    American General Life Insurance Company ("AGL") is capable of providing contract and investment
    DELIVERY              option prospectuses, supplements, statements of additional information, and reports via e-mail.
    CONSENT               In order to deliver these documents via e-mail, we must obtain your consent to this type of delivery format.

Complete this section     This consent authorizes AGL, with respect to AGL's variable universal life insurance policies,
for electronic delivery   to deliver the following communications via e-mail:
of documents.
                             .  Contract prospectuses and supplements
                             .  Investment option prospectuses and supplements
                             .  Statements of additional information
                             .  Annual and semi-annual investment option reports

                          This consent to delivery by e-mail has no expiration date. You may change or cancel your consent at any time by writing to us at American General Life Insurance Company, PO Box 305600,
                          Nashville, TN 37230-5600, Attn: Policy Owner Services. You may also receive a paper copy of any communication at no additional charge by writing to us at the above address.

                          In order to participate in this delivery method, you must have access to the following:

                             .  Browser software, such as Microsoft Internet Explorer, or equivalent
                             .  Communication access to the Internet

                          Should you wish to print materials that have been delivered via e-mail, you must also have access to a printer. Materials will be published using Portable Document Format (PDF). In order to view PDF documents, you must have Adobe Acrobat Reader software, which is available for download free-of-charge from http://www.adobe.com/products/acrobat/readstep2.html.

                          We reserve the right to mail paper copies instead of providing electronic delivery. In the event that e-mail delivery is unsuccessful, we will mail paper copies. You must notify us every time you change your e-mail address.

                          Your e-mail address will be used solely for AGL's database management regarding the electronic delivery of the communications listed above. Your e-mail address will not be sold or distributed to third parties.

                          By signing this consent, I acknowledge that I have read and understand all of the above-mentioned terms and conditions of this enrollment.

                          I consent to receive electronic delivery of the documents specified above.

                          _____________________   ____________________________________________________________________________
                            Initials of Owner        Please provide your e-mail address

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[_] AFFIRMATION/   12.    -------------------------------------------------------------------------------------------------------
    SIGNATURE             IRS CERTIFICATION: Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),
Complete this section     and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding
for ALL requests.         (enter exempt payee code*, if applicable: ______), OR (b) I have not been notified by the
                          Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S. person*, and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct (enter exemption from FATCA reporting code, if applicable: ______). **Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For contributions to an individual retirement arrangement (IRA)
                          and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. *See General Instructions provided on the
                          IRS Form W-9 available from IRS.gov. ** If you can complete a Form W-9 and you are a U.S.
                          citizen or U.S. resident alien, FATCA reporting may not apply to you. Please consult your own tax advisors.
                          -------------------------------------------------------------------------------------------------------

                          THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                          OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                          Dated at __________________________ this ______ day of _______________________, ______________.
                                         (City, State)


                          OWNER SIGNATURE                                      WITNESS SIGNATURE
                          ----------------------------------------------       --------------------------------------------------


                          X                                                    X
                          ----------------------------------------------       --------------------------------------------------

                          JOINT OWNER SIGNATURE                                WITNESS SIGNATURE
                          ----------------------------------------------       --------------------------------------------------


                          X                                                    X
                          ----------------------------------------------       --------------------------------------------------

                          ASSIGNEE SIGNATURE                                   WITNESS SIGNATURE
                          ----------------------------------------------       --------------------------------------------------


                          X                                                    X
                          ----------------------------------------------       --------------------------------------------------
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                                Page 5 of 5    [BARCODE]    AGLC107952 Rev1115